UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 13, 2016

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330
Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On June 13, 2016, Hilltop Holdings Inc., or the Company, held its 2016 Annual Meeting of Stockholders in Dallas, Texas.  At the 2016 Annual Meeting, stockholders were asked to vote on three proposals:  the election of the twenty-one director nominees named in the proxy statement; an advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.  The voting results at the 2016 Annual Meeting were as follows:

Proposal No. 1:          The stockholders elected the following twenty-one director nominees to serve on the Company’s board of directors until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	70,810,703	—	3,141,335	14,185,961
Rhodes R. Bobbitt	72,695,819	—	1,256,219	14,185,961
Tracy A. Bolt	73,563,521	—	388,517	14,185,961
W. Joris Brinkerhoff	72,613,344	—	1,338,694	14,185,961
J. Taylor Crandall	73,306,003		646,035	14,185,961
Charles R. Cummings	73,521,082	—	430,956	14,185,961
Hill A. Feinberg	71,041,564	—	2,910,474	14,185,961
Gerald J. Ford	68,757,434	—	5,194,604	14,185,961
Jeremy B. Ford	72,792,991	—	1,159,047	14,185,961
J. Markham Green	73,479,577	—	472,461	14,185,961
William T. Hill, Jr.	69,926,818	—	4,025,220	14,185,961
James R. Huffines	70,933,657	—	3,018,381	14,185,961
Lee Lewis	69,131,392	—	4,820,646	14,185,961
Andrew J. Littlefair	71,084,243	—	2,867,795	14,185,961
W. Robert Nichols, III	70,798,621	—	3,153,417	14,185,961
C. Clifton Robinson	71,045,319	—	2,906,719	14,185,961
Kenneth D. Russell	67,759,934	—	6,192,104	14,185,961
A. Haag Sherman	72,698,886	—	1,253,152	14,185,961
Robert C. Taylor, Jr.	70,793,376	—	3,158,662	14,185,961
Carl B. Webb	71,072,854	—	2,879,184	14,185,961
Alan B. White	70,815,147	—	3,136,891	14,185,961

Proposal No. 2:          The stockholders approved, on an advisory basis, the 2015 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

71,967,279	1,931,666	53,093	14,185,961

Proposal No. 3:          The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain	Broker Non-Votes

87,789,786	335,134	13,079	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	June 16, 2016	By:	/s/ COREY PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President, General Counsel & Secretary